UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Trajectory Alpha Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801
New York, New York 10005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (646) 450-2536

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Public Warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	TCOA	New York Stock Exchange
Public Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 12, 2023, at 12:00 p.m. ET, Trajectory Alpha Acquisition Corp. (the “Company”) held an extraordinary general meeting of its stockholders at https://www.cstproxy.com/trajectoryalpha/2023, pursuant to due notice (the “Stockholder Meeting”). At the Stockholder Meeting, the Company’s stockholders entitled to vote at the meeting cast their votes and approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”), pursuant to which the Company may extend the date by which the Company must complete its initial business combination from June 14, 2023 to March 14, 2024. The Charter Amendment is described under Item 5.03 below and is incorporated herein by reference.

On June 14, 2023, the Company caused an aggregate of $150,000 (the “Extension Deposit”) to be deposited into the trust account, representing $0.02 per public share remaining outstanding after redemptions, which enables the Company to further extend the period of time it has to consummate its initial business combination by one month from June 14, 2023 to July 14, 2023 (the “Extension”). The Extension is the first of up to nine monthly extensions permitted under the Charter Amendment following stockholder approval of the Extension at the Stockholder Meeting discussed in Items 5.03 and 5.07 of this report.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment to the Amended and Restated Certificate of Incorporation

As described in Item 5.03 below, which description is incorporated herein by reference, the stockholders of the Company approved the Charter Amendment at the Stockholder Meeting.

Item 5.03.	Articles of Incorporation or Bylaws.

On June 12, 2023, the stockholders of the Company approved the Charter Amendment at the Stockholder Meeting, changing the structure and cost of the Company’s right to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering.

The Charter Amendment allows the Company to extend the Termination Date by up to nine (9) one-month extensions to March 14, 2024 (the “Extended Deadline”) provided that if any Extended Deadline ends on a day that is not a business day, such Extended Deadline will be automatically extended to the next succeeding business day. To obtain each one-month extension, the Company, Trajectory Alpha Sponsor LLC (the “Sponsor”) or any of their affiliates or designees must deposit into the Company’s trust account by the deadline applicable prior to the Extension the lesser of (i) $150,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of public shares of the Company that were not redeemed in connection with the stockholder vote at the Stockholder Meeting.

The foregoing summary is qualified by the full text of the Charter Amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2023, at 12:00 p.m. ET, the Company held the Stockholder Meeting, and holders of 21,562,500 shares of common stock were entitled to vote. At the Stockholder Meeting, holders of 18,753,240 shares of common stock voted on one of the two proposals presented, the Extension Amendment Proposal, and cast their votes as described below:

Proposal 1 – Extension Amendment Proposal

The Company’s stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment Proposal”) to extend the date by which the Company must complete a business combination from June 14, 2023 to March 14, 2024, pursuant to which the Company, the Sponsor or any of their affiliates or designees will cause to be deposited into the trust account in connection with each one month extension the lesser of (i) $150,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of public shares of the Company, provided that if any Extended Deadline ends on a day that is not a business day, such Extended Deadline will be automatically extended to the next succeeding business day. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,430,887 (85.5%)	322,353 (1.5%)	0 (0.0%)	—

Proposal 2 – Adjournment Proposal

The second proposal to adjourn the Shareholder Meeting (the “Adjournment Proposal”), was not presented at the Stockholder Meeting since the Extension Amendment Proposal received sufficient favorable votes to be adopted.

Item 7.01.	Regulation FD Disclosure.

A press release describing the results of the Stockholder Meeting and the Company’s intention to obtain the Extension to the Extended Deadline is attached hereto as Exhibit 99.1.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company dated June 14, 2023.

99.1	Press Release dated June 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAJECTORY ALPHA ACQUISTION CORP.

Date: June 15, 2023	By:	/s/ Paul Davis
Paul Davis
Chief Executive Officer and Director